EXHIBIT 10.2

PLACEMENT AGENCY AGREEMENT

September 30, 2025

Univest Securities, LLC

75 Rockefeller Plaza, Suite 1838

New York, New York 10019

Ladies and Gentlemen:

Subject to the terms and conditions herein (this “Agreement”) and the Transaction Documents (defined below), General Enterprise Ventures, Inc., a Wyoming corporation (the “Company”), has agreed to issue and sell (i) shares of Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”) of the Company, and (ii) common stock purchase warrants (“Common Warrants”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), directly to one or more investors (each, an “Investor” and, collectively, the “Investors”) through Univest Securities, LLC (the “Placement Agent”), as placement agent. The Securities (as defined below) shall be offered and sold pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”). The documents executed and delivered by the Company and the Investors in connection with the Offering (as defined below), including, without limitation, a securities purchase agreement (the “Purchase Agreement”) and the Common Warrants and all other agreements executed in connection therewith, shall be collectively referred to herein as the “Transaction Documents.” The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Offering (as defined below). The shares of Common Stock issuable upon exercise of the Common Warrants and conversion of the shares of Series C Preferred Stock are hereafter collectively referred to as the “Underlying Securities.” The Common Warrants, shares of Series C Preferred Stock, and Underlying Securities are hereafter collectively referred to as the “Securities.”

The Company hereby confirms its agreement with the Placement Agent as follows:

Section 1. Agreement to Act as Placement Agent.

(a) On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Placement Agent shall be the exclusive Placement Agent in connection with the offering and sale by the Company of the Securities pursuant to Section 4(a)(2) under the Securities Act, with the terms of such offering (the “Offering”) to be subject to market conditions and negotiations between the Company, the Placement Agent and the prospective Investors. The Placement Agent will act on a reasonable best efforts basis and the Company agrees and acknowledges that there is no guarantee of the successful placement of the Securities, or any portion thereof, in the prospective Offering. Under no circumstances will the Placement Agent or any of its “Affiliates” (as defined below) be obligated to underwrite or purchase any of the Securities for its own account or otherwise provide any financing. The Placement Agent shall act solely as the Company’s agent and not as principal. The Placement Agent shall have no authority to bind the Company with respect to any prospective offer to purchase Securities and the Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part. Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of, the Securities shall be made at one or more closings (each a “Closing” and the date on which each Closing occurs, a “Closing Date”). As compensation for services rendered, on each Closing Date, the Company shall pay to the Placement Agent the fees and expenses set forth below:

(i) A cash fee equal to 8% of the gross proceeds received by the Company from the sale of the Securities at such Closing to Investors (the “Cash Fee”).

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(ii) A non-accountable expense fee equal to 1% of the gross proceeds received by the Company from the sale of the Securities at such Closing to Investors (the “Non- Accountable Expense Fee”).

(iii) The Company also agrees to pay to the Placement Agent $350,000 for out- of-pocket expenses, including the reasonable fees and expenses of Placement Agent’s counsel and due diligence analysis; provided, however, that in the event that the Offering is terminated prior to any Closing, the Company agrees to reimburse the Placement Agent pursuant to Section 1(a)(ii) hereof.

(b) The Company hereby agrees to issue to the Placement Agent (and/or its designees) on each Closing Date, warrants (“Placement Agent’s Warrants”) to purchase that number of shares of Common Stock equal to 5% of the aggregate number of Underlying Securities placed at such Closing with an exercise price equal to 120% of the exercise price of the Common Warrants. The Placement Agent’s Warrants shall be exercisable, in whole or in part, commencing on the issuance date and shall be exercisable for a period of five years. In the event that there is not an effective registration statement permitting for the resale of the shares underlying the Placement Agent’s Warrants, the Placement Agent’s Warrants shall be exercisable on a cashless basis. The Placement Agent’s Warrants and the shares of Common Stock issuable upon exercise thereof (the “PA Warrant Shares”) are hereinafter referred to together as the “Placement Agent’s Securities.”

(c) The term of the Placement Agent’s exclusive engagement will be until the completion of the Offering (the “Exclusive Term”). Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification and contribution contained herein and the Company’s obligations contained in the indemnification provisions will survive any expiration or termination of this Agreement, and the Company’s obligation to pay fees actually earned and payable and to reimburse expenses actually incurred and reimbursable pursuant to Section 1 hereof and which are permitted to be reimbursed under FINRA Rules, will survive any expiration or termination of this Agreement. Nothing in this Agreement shall be construed to limit the ability of the Placement Agent or its Affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with Persons (as defined herein) other than the Company. As used herein (i) “Persons” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind and (ii) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

(d) The Placement Agent shall have an irrevocable preferential right for a period of 12 months from the date hereof to purchase for its account or to sell for the account of the Company, or any subsidiary of or successor to the Company any securities (whether debt or equity or any combination thereof) of the Company or any such subsidiary or successor which the Company or any such subsidiary or successor may seek to sell whether with or without or through an underwriter, placement agent or broker-dealer and whether pursuant to registration under the Securities Act or otherwise. The Company and any such subsidiary or successor will consult the Placement Agent with regard to any such proposed financing and will offer the Placement Agent the opportunity to purchase or sell any such securities on terms not more favorable to the Company or any such subsidiary or successor, as the case may be, than it or they can secure elsewhere. If the Placement Agent fails to accept such offer within 10 business days after the mailing of a notice containing the material terms of the proposed financing proposal by registered mail or overnight courier service addressed to the Placement Agent, then the Placement Agent shall have no further claim or right with respect to the financing proposal contained in such notice. If, however, the terms of such financing proposal are subsequently modified in any material respect, the preferential right referred to herein shall apply to such modified proposal as if the original proposal had not been made. The Placement Agent’s failure to exercise its preferential right with respect to any particular proposal shall not affect its preferential rights relative to future proposals.

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Section 2. Representations and Warranties of the Company. The Company represents and warrants to the Placement Agent, as of the date hereof and as of each Closing Date, all of the representations, warranties and agreements of the Company that were made by the Company to the Investors in Section 3 of the Purchase Agreement are true and correct with the same force and effect as of the date hereof and as of each Closing Date as if made on the date hereof and each Closing Date, and that such representations and warranties set forth in Section 3 thereof are hereby incorporated by reference herein. The Company agrees to all of the agreements and covenants with respect to the Company in Article 3 of the Purchase Agreement and that such agreements and covenants set forth in Article 4 thereof are incorporated by reference herein. In addition to the foregoing, the Company represents and warrants to the Placement Agent that:

(a) (i) the Company has full right, power and authority to enter into this Agreement, to issue the Placement Agent’s Securities and to perform all of its obligations hereunder and consummate the transactions contemplated hereby and thereby; (ii) this Agreement has been duly executed and delivered by the Company and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; (iii) the Placement Agent’s Warrants have been duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will and constitutes valid and binding obligations of the Company enforceable in accordance with its terms; (iv) the execution and delivery of this Agreement and the Placement Agent’s Warrants and the consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Placement Agent’s Warrants and the issuance of the PA Warrant Shares issuable upon exercise thereof) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required; and (v) the execution and delivery of this Agreement and the Placement Agent’s Warrants and the consummation of the transactions contemplated hereby and thereby does not conflict with or result in a breach of (x) the Company’s certificate of incorporation or bylaws or other charter documents, or (y) any agreement to which the Company is a party or by which any of its property or assets is bound.

(b) All disclosure provided by the Company to the Placement Agent regarding the Company, its business and the transactions contemplated hereby, taken together with all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “Commission”) pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Filings”), is true and correct in all material aspects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the best of the Company's knowledge and belief, other than the current capital raising (of which this Agreement forms part), no event or circumstance has occurred or information exists with respect to the Company or its business, properties, prospects, operations or financial conditions, which, under the applicable laws, rules or regulations of the Commission, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

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(c) The Company has not taken and will not take any action, directly or indirectly, so as to cause the Offering to fail to be entitled to rely upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act. In effecting the Offering, the Company agrees to comply in all material respects with applicable provisions of the Securities Act and any regulations thereunder and any applicable laws, rules, regulations and requirements (including, without limitation, all U.S. state law and all national, provincial, city or other legal requirements).

(d) Issuance of Placement Agent’s Warrant and PA Warrant Shares. The PA Warrant Shares are, or at the consummation of the Offering will be, duly authorized for issuance and, upon exercise of the Placement Agent’s Warrants in accordance with their respective terms, will be validly issued, fully paid and non-assessable shares of Common Stock, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

Section 3. Delivery and Payment. Each Closing shall occur at the offices of Sullivan & Worcester LLP, 1251 Avenue of the Americas, 19th Floor New York, New York 10020 (or at such other place as shall be agreed upon by the Placement Agent and the Company) (“Placement Agent Counsel”). Subject to the terms and conditions hereof, at each Closing payment of the purchase price for the Securities sold on such Closing Date shall be made by Federal Funds wire transfer, against delivery of such Securities, and such Securities shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request at least one (1) Business Day before the time of purchase.

Deliveries of the documents with respect to the purchase of the Securities, if any, shall be made at the offices of Placement Agent Counsel. All actions taken at a Closing shall be deemed to have occurred simultaneously.

Section 4. Covenants and Agreements of the Company. The Company further covenants and agrees with the Placement Agent as follows:

(a) Blue Sky Compliance. The Company will cooperate with the Placement Agent and the Investors in endeavoring to qualify the Securities for sale under the securities laws of such jurisdictions (United States and foreign) as the Placement Agent and the Investors may reasonably request and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent, and provided further that the Company shall not be required to produce any new disclosure document other than the Transaction Documents. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request for distribution of the Securities. The Company will advise the Placement Agent promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

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(b) Amendments and Supplements to the Transaction Documents and Other Matters. The Company will comply with the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and the Transaction Documents. If, prior to the termination of the Offering, any event shall occur as a result of which, in the judgment of the Company or in the opinion of the Placement Agent or Placement Agent Counsel, it becomes necessary to amend or supplement the Transaction Documents in order to make the statements therein, in the light of the circumstances under which they were made, as the case may be, not misleading, or if it is necessary at any time to amend or supplement the Transaction Documents, the Company will promptly prepare and furnish at its own expense to the Placement Agent and to dealers, an appropriate amendment or supplement to the Transaction Documents that is necessary in order to make the statements therein as so amended or supplemented, in the light of the circumstances under which they were made, as the case may be, not misleading, or so that the Transaction Documents, as so amended or supplemented, will comply with applicable laws related to the Offering. Before amending or supplementing Transaction Documents in connection with the Offering, the Company will furnish the Placement Agent with a copy of such proposed amendment or supplement and will not disseminate any such amendment or supplement to which the Placement Agent reasonably objects. Notwithstanding any provision of this Section 4(b), the Company and its counsel shall be afforded a reasonable opportunity to demonstrate why such amendment or supplement may not be necessary or advisable.

(c) Copies of any Amendments and Supplements to the Transaction Documents. The Company will furnish the Placement Agent, without charge, during the period beginning on the date hereof and ending on the later of the last Closing Date of the Offering, as many copies of the Transaction Documents and any amendments and supplements thereto as the Placement Agent may reasonably request.

(d) Transfer Agent. The Company will maintain, at its expense, a registrar and transfer agent for the Common Stock.

(e) Registration of Securities; Exchange Approval. The Common Stock is registered under the Exchange Act and, as of the Closing Date, the Underlying Securities shall be listed and admitted and authorized for trading (subject to any restrictions or conditions that may be imposed by the Trading Market in accordance with any Nasdaq rule that may be applicable to the Company as a Foreign Private Issuer) on the Nasdaq Capital Market (the “Trading Market”) or other applicable U.S. national exchange and satisfactory evidence of such action shall have been provided to the Placement Agent. For a period of three (3) years, the Company shall take no action designed to, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from the Trading Market or other applicable U.S. national exchange and the Company has not received any information suggesting that the Commission or the Trading Market or other U.S. applicable national exchange is contemplating terminating such registration or listing.

(f) Additional Documents. The Company will enter into any subscription, purchase or other customary agreements as the Placement Agent or the Investors reasonably deem necessary or appropriate to consummate the Offering, all of which will be in form and substance reasonably acceptable to the Placement Agent and the Investors. The Company agrees that the Placement Agent may rely upon, and each is a third-party beneficiary of, the representations and warranties, and applicable covenants, set forth in any such purchase, subscription or other agreement with Investors in the Offering.

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(g) No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(h) Acknowledgment. The Company acknowledges that any advice given by the Placement Agent to the Company is solely for the benefit and use of the Board of Directors of the Company and may not be used, reproduced, disseminated, quoted or referred to, without the Placement Agent’s prior written consent.

Section 5. Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 2 hereof, in each case as of the date hereof and as of each Closing Date as though then made, to the timely performance by each of the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

(a) No Untrue Statements. The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that the SEC Filings contains an untrue statement of a fact which, in the opinion of Placement Agent’s Counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(b) Compliance with Regulatory Requirements. No order having the effect of ceasing or suspending the distribution of the Securities or any other securities of the Company shall have been issued by any securities commission, securities regulatory authority or stock exchange and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange.

(c) Corporate Proceedings. All corporate proceedings and other legal matters in connection with this Agreement, the Transaction Documents, and the registration or exemption therefrom, sale and delivery of the Securities, shall have been completed or resolved in a manner reasonably satisfactory to the Placement Agent Counsel, and such counsel shall have been furnished with such papers and information as it may reasonably have requested to enable such counsel to pass upon the matters referred to in this Section 5.

(d) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date (if there shall be more than one Closing Date then prior to each Closing Date), in the Placement Agent’s sole judgment after consultation with the Company, there shall not have occurred any Material Adverse Effect (as defined in the Purchase Agreement).

(e) Stock Exchange Listing. The Common Stock shall be registered under the Exchange Act and shall be listed on the Trading Market, and the Company shall not have taken any action designed to terminate, or likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from the Trading Market, nor shall the Company have received any information suggesting that the Commission or the Trading Market is contemplating terminating such registration or listing.

(f) Placement Agent’s Warrants. On or before each Closing Date, the Placement Agent shall have received executed copies of the Placement Agent’s Warrants with respect to such Closing, provided the Company has received the Placement Agent’s designees for such Placement Agent’s Warrant at least one (1) Business Day prior to such Closing Date.

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(g) Additional Documents. On or before each Closing Date, the Placement Agent and counsel for the Placement Agent shall have received such information and documents as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to a Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 6 (Payment of Expenses), Section 7 (Indemnification and Contribution) and Section 8 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.

Section 6. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred by the Company in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation: (i) all expenses incident to the issuance, delivery and qualification of the Securities (including all printing and engraving costs); (ii) all fees and expenses of the registrar and transfer agent of the Common Stock; (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities; (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors; (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Transaction Documents, and all amendments and supplements thereto, and this Agreement; (vi) all filing fees, reasonable attorneys’ fees and expenses incurred by the Company or the Placement Agent in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws or the securities laws of any other country; (vii) the fees and expenses associated with including the Securities on the Trading Market; and (viii) the fees and expenses of out-of-pocket expenses, including the reasonable fees and expenses of Placement Agent’s counsel and due diligence analysis not to exceed $350,000.

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Section 7. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless the Placement Agent, its Affiliates and each person controlling the Placement Agent (within the meaning of Section 15 of the Securities Act), and the directors, officers, agents and employees of the Placement Agent, its Affiliates and each such controlling person (the Placement Agent, and each such entity or person, an “Indemnified Person”) from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of one counsel for all Indemnified Persons, except as otherwise expressly provided herein) (collectively, the “Expenses”) as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any Actions, whether or not any Indemnified Person is a party thereto, (i) caused by, or arising out of or in connection with, any untrue statement or alleged untrue statement of a material fact contained in any Transaction Document or by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than untrue statements or alleged untrue statements in, or omissions or alleged omissions from, information relating to an Indemnified Person furnished in writing by or on behalf of such Indemnified Person expressly for use in the Transaction Documents) or (ii) otherwise arising out of or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person's actions or inactions in connection with any such advice, services or transactions; provided, however, that, the Company shall not be responsible for any Liabilities or Expenses of any Indemnified Person that are finally judicially determined to have resulted solely from such Indemnified Person's (x) gross negligence or willful misconduct in connection with any of the advice, actions, inactions or services referred to above or (y) use of any offering materials or information concerning the Company in connection with the offer or sale of the Securities in the Offering which were not authorized for such use by the Company and which use constitutes gross negligence or willful misconduct. The Company also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with enforcing such Indemnified Person's rights under this Agreement.

(b) Upon receipt by an Indemnified Person of actual notice of an Action against such Indemnified Person with respect to which indemnity may be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any liability which the Company may have on account of this indemnity or otherwise to such Indemnified Person, except to the extent the Company shall have been prejudiced by such failure. The Company shall, if requested by the Placement Agent, assume the defense of any such Action including the employment of counsel reasonably satisfactory to the Placement Agent, which counsel may also be counsel to the Company. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ counsel or (ii) the named parties to any such Action (including any impeded parties) include such Indemnified Person and the Company, and such Indemnified Person shall have been advised in the reasonable opinion of counsel that there is an actual conflict of interest that prevents the counsel selected by the Company from representing both the Company (or another client of such counsel) and any Indemnified Person; provided that the Company shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel for all Indemnified Persons in connection with any Action or related Actions (as defined herein), in addition to any local counsel. The Company shall not be liable for any settlement of any Action effected without its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the Placement Agent (which shall not be unreasonably withheld), settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened Action in respect of which indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all Liabilities arising out of such Action for which indemnification or contribution may be sought hereunder. The indemnification required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable. “Action” means any action, suit, inquiry, notice of violation, proceeding or investigation affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign).

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(c) In the event that the foregoing indemnity is unavailable to an Indemnified Person other than in accordance with this Agreement, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to the Placement Agent and any other Indemnified Person, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and the Placement Agent and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of fees actually received by the Placement Agent pursuant to this Agreement. For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to the Placement Agent on the other hand, of the matters contemplated by this Agreement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid to or received or contemplated to be received by the Company in the transaction or transactions that are within the scope of this Agreement, whether or not any such transaction is consummated, bears to (b) the fees paid to the Placement Agent under this Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act, as amended, shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

(d) The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person's actions or inactions in connection with any such advice, services or transactions except for Liabilities (and related Expenses) of the Company that are finally judicially determined to have resulted solely from such Indemnified Person's gross negligence or willful misconduct in connection with any such advice, actions, inactions or services.

(e) The reimbursement, indemnity and contribution obligations of the Company set forth herein shall apply to any modification of this Agreement and shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person's services under or in connection with, this Agreement.

Section 8. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company or any person controlling the Company, of its officers, and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement. A successor to the Placement Agent, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Agreement.

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Section 9. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Placement Agent to:

Univest Securities, LLC

75 Rockefeller Plaza, Suite 1838

New York, NY 10019

Attention Edric Yi Guo

Chief Executive Officer

Email: yguo@univest.us

With a copy to:

Sullivan & Worcester LLP

1251 Avenue of the Americas, 19th Floor

New York, New York 10020

Attention: David Danovitch, Esq.

Email: ddanovitch@sullivanlaw.com

If to the Company:

General Enterprise Ventures, Inc.

1740H Del Range Blvd, Suite 166

Cheyenne, WY 82009

Attention: Anthony F. Newton

Email: tony.newton@mightfirebreaker.com

with a copy (for informational purposes only) to:

Law Office of Anthony F. Newton

8810 Luray Court

Rosenberg, Texas 77469

Attn: Anthony F. Newton

Email: tony.newton@newtonianlaw.com

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 10. [Reserved].

Section 11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 7 hereof, and to their respective successors, and personal representative, and no other person will have any right or obligation hereunder.

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Section 12. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 13. Governing Law Provisions. This Agreement shall be deemed to have been made and delivered in New York City and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York, without regard to the conflict of laws principles thereof. Each of the Placement Agent and the Company: (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Placement Agent and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Placement Agent mailed by certified mail to the Placement Agent’s address shall be deemed in every respect effective service process upon the Placement Agent, in any such suit, action or proceeding. Notwithstanding any provision of this Agreement to the contrary, the Company agrees that neither the Placement Agent nor its Affiliates, and the respective officers, directors, employees, agents and representatives of the Placement Agent, its Affiliates and each other person, if any, controlling the Placement Agent or any of its Affiliates, shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the engagement and transaction described herein except for any such liability for losses, claims, damages or liabilities incurred by us that are finally judicially determined to have resulted from the bad faith or gross negligence of such individuals or entities. If either party shall commence an action or proceeding to enforce any provision of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Section 14. General Provisions.

(a) This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

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(b) The Company acknowledges that in connection with the offering of the Securities: (i) the Placement Agent has acted at arms’ length, are not agents of, and owe no fiduciary duties to the Company or any other person, (ii) the Placement Agent owes the Company only those duties and obligations set forth in this Agreement and (iii) the Placement Agent may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

Section 15. Fee Tail. The Placement Agent shall be entitled to the Cash Fee, Non-Accountable Expense Fee and Placement Agent’s Warrants calculated in the manner described in Section 1 hereto with respect to any private or public offering or other financing or capital raising transaction of any kind consummated within 12 months of the termination or expiration of this Agreement with an investor whom the Placement Agent has, directly or indirectly, introduced to the Company during the term of this Agreement.

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If the foregoing is in accordance with your understanding of our agreement, please sign below whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours, GENERAL ENTERPRISE VENTURES, INC.

By:
Name: Theodore Ralston
Title: Chief Executive Officer

Address for notice: General Enterprise Ventures, Inc. 1740H Del Range Blvd, Suite 166 Cheyenne, WY 82009 Attention: Anthony F. Newton Email: tony.newton@mightfirebreaker.com

Accepted and Agreed to as of the date first written above:

UNIVEST SECURITIES, LLC

By:
Name: Edric Yi Guo
Title: Chief Executive Officer

Address for notice: 75 Rockefeller Plaza, Suite 1838 New York, New York 10019 Attention: Edric Yi Guo Email: yguo@univest

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If the foregoing is in accordance with your understanding of our agreement, please sign below whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours, GENERAL ENTERPRISE VENTURES, INC.

By:
Name: Theodore Ralston
Title: Chief Executive Officer

Address for notice: General Enterprise Ventures, Inc. 1740H Del Range Blvd, Suite 166 Cheyenne, WY 82009 Attention: Anthony F. Newton Email: tony.newton@mightfirebreaker.com

Accepted and Agreed to as of the date first written above:

UNIVEST SECURITIES, LLC

By:
Name: Bradley Richmond
Title: Chief Operating Officer

Address for notice: 75 Rockefeller Plaza, Suite 1838 New York, New York 10019 Attention: Edric Yi Guo Email: yguo@univest

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